Exhibit 99.1

Everyday Health Reports Second Quarter 2015 Financial Results

Everyday Health Acquires Tea Leaves Health, Leading SaaS-based CRM for Hospital Systems

NEW YORK – August 11, 2015 – Everyday Health, Inc. (NYSE: EVDY), a leading provider of digital health marketing and communications solutions, today announced financial results for the second quarter ended June 30, 2015 and the acquisition of Tea Leaves Health.

For the second quarter:

•	Advertising and sponsorship revenue grew 36% year-over-year.
•	Average revenue per top 30 strategic advertiser increased 41% year-over-year.
•	Cash flow from operations grew 75% year-over-year.

“We are very pleased with our second quarter results and our continued progress in growing revenue across the pharma sector,” said Ben Wolin, Co-Founder and CEO of Everyday Health. “Our goal is to build the leading digital marketing and communications platform for healthcare marketers, and our strategic acquisition of Tea Leaves Health allows us to diversify our customer base and expand our revenue opportunity into the large and fast-growing hospital systems market.”

Financial Highlights

For the three months ended June 30, 2015:

•	Total revenue was $54.8 million, a 32% increase from the prior year period.

o	Advertising and sponsorship revenue was $50.2 million, a 36% increase from the prior year period.

o	Premium services revenue was $4.6 million, consistent with the prior year period.

•	Adjusted EBITDA was $10.2 million, a 48% increase from the prior year period.

•	Net income on a GAAP basis was $1.7 million, compared to a net loss of $(0.6) million in the prior year period before the impact of the non-cash, one-time deemed dividend of $8.1 million associated with the conversion of the Company's Series G preferred stock at the time of its initial public offering. Income per share on a GAAP basic and diluted basis was $0.05, compared to $(0.02) basic and diluted loss per share in the second quarter of 2014, before the Series G deemed dividend. Net income on a non-GAAP basis was $9.1 million, compared to non-GAAP net income of $2.4 million in the prior year period. Earnings per share on a non-GAAP basic and diluted basis was $0.29 and $0.27, respectively, compared to $0.08 and $0.07, respectively, in the second quarter of 2014. A description of the non-GAAP calculations and reconciliation to comparable GAAP measures is provided in the accompanying tables entitled “Adjusted EBITDA Reconciliation” and “Reconciliation of Non-GAAP Net Income (Loss).”

•	Cash flow from operations was $8.5 million, a 75% increase from $4.9 million in the second quarter of 2014.

Tea Leaves Health Acquisition

Everyday Health acquired Tea Leaves Health for a purchase price of $30 million, plus a potential earnout based on a specified financial target as of the end of 2016. Based in Georgia, Tea Leaves Health is a leading provider of a SaaS-based marketing and analytics platform for hospital systems to identify and engage consumers and physicians.

The acquisition of Tea Leaves Health will further extend Everyday Health’s presence in the hospital systems market, which represents a high-growth opportunity for the Company. By combining Everyday Health’s existing content, data and assets with Tea Leaves Health’s premier customer base and robust data and marketing platform, the Company will become a full service marketing platform for hospital systems.

Financial Outlook

For the third quarter of 2015 and full year 2015, the Company anticipates achieving financial results as set forth below:

Third Quarter of 2015
Advertising & Sponsorship Revenue	$51.5 million – $56.0 million
Total Revenue	$55.0 million – $59.5 million
Adjusted EBITDA	$9.0 million – $11.0 million

Full Year 2015
Total Revenue	$236.0 million – $244.0 million
Adjusted EBITDA	$46.5 million – $49.5 million

“We continued to deliver profitable growth in the second quarter,” said Brian Cooper, CFO of Everyday Health. “We have significantly broadened and deepened the range of solutions we offer to our customers, and we are very excited about the large market opportunity we have in front of us.”

Earnings Teleconference Information

The Company will discuss its second quarter 2015 financial results and business outlook during a teleconference today, August 11, 2015, at 4:30 PM ET. The conference call can be accessed at (877) 201-0168 or (647) 788-4901 (International), conference ID# 82658489 or via live webcast at http://ir.everydayhealth.com. The live webcast will include a supplemental investor presentation.

Following completion of the call, a recorded replay of the webcast and investor presentation will be available on Everyday Health’s website. To listen to the telephone replay, call toll-free (855) 859-2056 or (404) 537-3406 (International), conference ID# 82658489. The telephone replay will be available from 7:30 PM ET August 11, 2015 through 11:59 PM ET August 18, 2015. Additional investor information can be accessed at http://ir.everydayhealth.com.

About Everyday Health, Inc.

Everyday Health, Inc. (NYSE: EVDY) is a leading provider of digital health marketing and communications solutions. Everyday Health attracts a large and engaged audience of consumers and healthcare professionals to its premier health and wellness properties, and utilizes its data and analytics expertise to deliver highly personalized content experiences and efficient and effective marketing and engagement solutions. Everyday Health enables consumers to manage their daily health and wellness needs, healthcare professionals to stay informed and make better decisions for their patients, and marketers, health payors and providers to communicate and engage with consumers and healthcare professionals to drive better health outcomes. Everyday Health’s content and solutions are delivered through multiple channels, including desktop, mobile web, and mobile phone and tablet applications, as well as video and social media.

Safe Harbor Provision

This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by their use of terms and phrases such as “anticipate,” “enable,” “expect,” “will,” “believe,” “continue” and other similar terms and phrases, and such forward-looking statements include, but are not limited to, the statements regarding our future financial performance set forth under the heading “Financial Outlook.” The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated by these forward-looking statements, including, but not limited to: our ability to attract and retain users to our portfolio of properties; our ability to attract and retain customers; the timing and amount of advertising spending by our current and future customers; our ability to effectively integrate the Tea Leaves Health acquisition; our ability to enter into new, or extend existing, partnership arrangements; our ability to successfully pursue opportunities in the broader health and wellness sectors; as well as those factors contained in the “Risk Factors” section of our SEC filings. All information in this release is as of August 11, 2015. Except as required by law, we undertake no obligation to update publicly any forward-looking statement made herein for any reason to conform the statement to actual results or changes in our expectations.

Use of Non-GAAP Financial Measures

To supplement the financial measures presented in the Company’s press release and related conference call or webcast in accordance with accounting principles generally accepted in the United States ("GAAP"), we also present the following non-GAAP measures of financial performance: Adjusted EBITDA, non-GAAP net income (loss) and non-GAAP net income (loss) per share ("EPS").

A "non-GAAP financial measure" refers to a numerical measure of the Company’s historical or future financial performance, financial position, or cash flows that excludes (or includes) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in the Company’s financial statements. The Company provides certain non-GAAP measures as additional information relating to its operating results as a complement to results provided in accordance with GAAP. The non-GAAP financial information presented here should be considered in conjunction with, and not as a substitute for or superior to, the financial information presented in accordance with GAAP and should not be considered a measure of the Company’s liquidity. There are significant limitations associated with the use of non-GAAP financial measures. Further, these measures may differ from the non-GAAP information, even where similarly titled, used by other companies and therefore should not be used to compare the Company’s performance to that of other companies.

The Company has presented Adjusted EBITDA, non-GAAP net income (loss) and non-GAAP EPS as non-GAAP financial measures in this press release. We define Adjusted EBITDA as net income (loss) plus: interest expense, net; income tax expense (benefit); depreciation and amortization expense; stock-based compensation expense; compensation expense related to acquisition earnout and retention bonus arrangements; write-offs of unamortized deferred financing and other debt extinguishment costs; executive transition charges; and certain other non-cash charges such as preferred stock warrant mark-to-market adjustments. We define non-GAAP net income (loss) as net income (loss), plus non-cash stock-based compensation, compensation expense related to acquisition earnout and retention bonus arrangements, and other unusual or significant adjustments such as the write-off of deferred financing costs and other debt extinguishment costs, executive transition charges, and the preferred stock mark-to-market adjustment. We define non-GAAP EPS as non-GAAP net income (loss) divided by weighted-average shares outstanding, which reflects the issuance of the shares sold in the Company’s IPO, which closed on April 2, 2014, as well as the conversion of all outstanding shares of preferred stock into common stock in connection with the IPO.

The Company believes the use of non-GAAP financial measures, as a supplement to GAAP measures, is useful to investors in that they eliminate items that are either not part of the Company’s core operations or do not require a cash outlay, such as stock-based compensation. Our management uses these non-GAAP financial measures when evaluating the Company’s operating performance and for internal planning and forecasting purposes. The Company believes that these non-GAAP financial measures help indicate underlying trends in the Company’s business, are important in comparing current results with prior period results, and are useful to investors and financial analysts in assessing the Company’s operating performance.

Source: Everyday Health

Investor Relations Contact:

Melanie Goldey, SVP, Strategic Planning & IR

(646) 728-9768

ir@everydayhealthinc.com

EVERYDAY HEALTH, INC.

Consolidated Balance Sheets

(in thousands, except share and per share data)

	June 30, 2015	December 31,
	(unaudited)	2014
Assets
Current assets:
Cash and cash equivalents	$46,634	$50,729
Accounts receivable, net of allowance for doubtful accounts of $525 and $637 as of June 30, 2015 and December 31, 2014, respectively	61,823	68,007
Deferred tax asset	656	656
Prepaid expenses and other current assets	15,011	5,529
Total current assets	124,124	124,921
Property and equipment, net	25,915	25,502
Goodwill	142,157	127,115
Intangible assets, net	43,538	30,716
Other assets	5,622	5,237
Total assets	$341,356	$313,491

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable and accrued expenses	$28,360	$31,722
Deferred revenue	11,718	6,740
Current portion of long-term debt	5,081	3,000
Other current liabilities	921	965
Total current liabilities	46,080	42,427
Long-term debt	107,669	87,000
Deferred tax liabilities	7,153	6,673
Other long-term liabilities	5,434	4,105
Stockholders’ equity:
Preferred stock, $0.01 par value: 10,000,000 shares authorized at June 30, 2015 and December 31, 2014; no shares issued and outstanding at June 30, 2015 and December 31, 2014	-	-
Common stock, $0.01 par value: 90,000,000 shares authorized at June 30, 2015 and December 31, 2014; 31,930,333 and 31,489,196 shares issued and outstanding at June 30, 2015 and December 31, 2014, respectively	318	314
Treasury stock	(55)	(55)
Additional paid-in capital	300,221	292,117
Accumulated deficit	(125,464)	(119,090)
Total stockholders’ equity	175,020	173,286
Total liabilities and stockholders’ equity	$341,356	$313,491

EVERYDAY HEALTH, INC.

Consolidated Statements of Operations

(in thousands, except share and pe r share data, unaudited)

	Three months ended June 30,		Six months ended June 30,
	2015	2014	2015	2014
Revenues:
Advertising and sponsorship revenues	$50,225	$36,882	$86,563	$69,574
Premium services revenues	4,580	4,565	9,417	9,378
Total revenues	54,805	41,447	95,980	78,952
Operating expenses:
Cost of revenues	13,926	10,961	28,002	22,382
Sales and marketing	21,041	12,216	33,766	22,436
Product development	12,187	10,805	24,789	21,567
General and administrative	10,065	7,126	19,869	13,721
Total operating expenses	57,219	41,108	106,426	80,106
Income (loss) from operations	(2,414)	339	(10,446)	(1,154)
Interest expense, net	(1,426)	(585)	(2,379)	(2,448)
Other expense	-	-	-	(4,114)
Loss from operations before benefit (provision) for income taxes	(3,840)	(246)	(12,825)	(7,716)
Benefit (provision) for income taxes	5,534	(349)	6,451	(638)
Net income (loss)	1,694	(595)	(6,374)	(8,354)
Series G preferred stock deemed dividend	-	(8,079)	-	(8,079)

Net income (loss) attributable to common stockholders	$1,694	$(8,674)	$(6,374)	$(16,433)

Net income (loss) attributable to common stockholders per common share:
Basic	$0.05	$(0.29)	$(0.20)	$(0.93)
Diluted	$0.05	$(0.29)	$(0.20)	$(0.93)

Weighted-average common shares outstanding:
Basic	31,755,107	29,802,970	31,640,967	17,670,809
Diluted	33,373,407	29,802,970	31,640,967	17,670,809

EVERYDAY HEALTH, INC.

Consolidated Statements of Cash Flows

(in thousands, unaudited)

	Six months ended June 30,
	2015	2014
Cash flows from operating activities
Net loss	$(6,374)	$(8,354)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	9,871	7,150
Provision for doubtful accounts	-	215
Stock-based compensation	5,244	4,019
Amortization and write-off of financing costs	251	4,239
Provision (benefit) for deferred income taxes	(120)	481
Changes in operating assets and liabilities:
Accounts receivable	10,590	9,522
Prepaid expenses and other current assets	(9,387)	(456)
Accounts payable and accrued expenses	(4,735)	(11,740)
Deferred revenue	4,780	1,347
Other current liabilities	63	(103)
Other long-term liabilities	1,531	618
Net cash provided by operating activities	11,714	6,938
Cash flows from investing activities
Additions to property and equipment, net	(6,572)	(7,441)
Proceeds from sale of business	-	400
Payment for business purchased, net of cash acquired	(32,747)	-
Payment of security deposits and other assets	84	47
Net cash used in investing activities	(39,235)	(6,994)
Cash flows from financing activities
Net proceeds from common stock issuance	-	70,622
Proceeds from the exercise of stock options	1,769	2,151
Repayments of principal under former revolver credit facility	-	(30,000)
Repayment of principal under former term loan facility	-	(41,333)
Borrowings under revolver credit facility	25,000	32,300
Repayment of principal under revolver credit facility	(10,000)	(32,300)
Borrowings under term loan facility	8,500	40,000
Repayment of principal under term loan facility	(750)	-
Principal payments on capital lease obligations	(361)	(308)
Tax withholdings related to net share settlements of restricted stock units (RSUs)	(10)	-
Payments of credit facility financing costs	(722)	(2,234)
Net cash provided by financing activities	23,426	38,898
Net increase (decrease) in cash and cash equivalents	(4,095)	38,842
Cash and cash equivalents, beginning of period	50,729	16,242
Cash and cash equivalents, end of period	$46,634	$55,084

EVERYDAY HEALTH, INC.

Adjusted EBITDA Reconciliation

(in thousands, unaudited)

	Three months ended June 30,		Six months ended June 30,
	2015	2014	2015	2014
Adjusted EBITDA	$10,243	$6,932	$10,514	$10,150

Less:
Interest expense, net	1,426	585	2,379	2,448
Income tax (benefit) provision	(5,534)	349	(6,451)	638
Depreciation and amortization expense	5,209	3,592	9,871	7,150
Stock-based compensation expense	2,753	2,950	5,244	4,019
Warrant mark-to-market adjustment	-	-	-	253
Compensation expense related to acquisition earnout and retention bonuses	2,959	51	2,959	135
Write-off of unamortized deferred financing costs	-	-	-	3,861
Executive transition charges	1,736	-	2,886	-
Net income (loss)	$1,694	$(595)	$(6,374)	$(8,354)

EVERYDAY HEALTH, INC.

Reconciliation of Non-GAAP Net Income (Loss)

(in thousands, except share and per share data, unaudited)

	Three months ended June 30,		Six months ended June 30,
	2015	2014	2015	2014
Net income (loss)	$1,694	$(595)	$(6,374)	$(8,354)

Stock-based compensation expense	2,753	2,950	5,244	4,019
Warrant mark-to-market adjustment	-	-	-	253
Compensation expense related to acquisition earnout and retention bonuses	2,959	51	2,959	135
Write-off of unamortized deferred financing costs	-	-	-	3,861
Executive transition charges	1,736	-	2,886	-
Non-GAAP net income (loss)	$9,142	$2,406	$4,715	$(86)

Weighted-average common shares outstanding-basic	31,755,107	29,802,970	31,640,967	17,670,809
Weighted-average common shares outstanding-diluted	33,373,407	32,663,419	33,366,817	17,670,809

Non-GAAP net income (loss) per common share-basic	$0.29	$0.08	$0.15	$(0.00)
Non-GAAP net income (loss) per common share-diluted	$0.27	$0.07	$0.14	$(0.00)